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                                                                  Exhibit 10.30


                      THIRD AMENDMENT TO SUBLEASE AGREEMENT


THIS THIRD AMENDMENT is made and entered into this 11Th day of February 1998 by and between Ancor Communications, Inc., formerly known as Anderson Cornelius ("Sublessee") and Unisys Corporation, formerly known as Burroughs Corporation ("Sublessor").

WHEREAS, by Sublease Agreement dated March 29, 1988, as amended by Sublease Amendment Agreement dated March 8, 1989 and Sublease Amendment Agreement dated August 31, 1992 (collectively, the "Sublease"), Sublessee sublet from Sublessor certain premises consisting of a building of approximately twenty-seven thousand five hundred sixty (27,560) square feet of rentable space located at 6130 Blue Circle Drive, Minnetonka, Minnesota 55343 and

WHEREAS, Sublessor and Sublessee desire to extend the term of the Sublease on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, agreements stipulations and provisions contained herein, to be performed by Sublessor and Sublessee, the parties do hereby agree as follows:

         1. The term of the Sublease is hereby renewed and extended for a further term of twelve (12) months beginning May 1, 1998 and expiring April 30, 1999 (the "Renewal Term").

         2. The monthly rental for the Renewal Term shall be Seventeen Thousand Two Hundred Twenty-Five and No/100 Dollars ($17,225.00).

         3. Except as modified herein, the Sublease shall remain unchanged and in full force and effect and the parties hereby ratify and confirm all the terms and conditions thereof.


IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Sublease Agreement as of the day and year first above written.


                                   SUBLESSEE:
                                   ANCOR COMMUNICATIONS, INC.
                                   By:  /S/STEVEN E. SNYDER
                                   Its: CFO


                                   SUBLESSOR:
                                   UNISYS CORPORATION
                                   By:  /S/ RICHARD J. L'ECUYER
                                        Corporate Director
                                        Real Estate Operations